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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 13, 2009

RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND (PROSPECTUS DATED FEB. 29, 2008)     S-
6433-99 AE

On Jan. 8, 2009, RiverSource Tax-Exempt Money Market Fund's Board of Directors approved in principle the merger of RiverSource Tax-Exempt Money Market Fund (the "Fund") into RiverSource Cash Management Fund, a fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. More information about RiverSource Cash Management Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.



S-6433-5 A (1/09)